UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2022

SeaStar Medical Holding Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39927	85-3681132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3513 Brighton Blvd, Suite 410, Denver, CO	80216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 427-8100

LMF Acquisition Opportunities, Inc.

1200 West Platt Street, Suite 100

Tampa, Florida 33611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICU	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	ICUCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Business Combination

On October 28, 2022 (the “Closing Date”), LMF Acquisition Opportunities, Inc. (“LMAO”), a Delaware corporation, consummated a series of transactions that resulted in the combination of LMF Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of LMAO (“Merger Sub”), and SeaStar Medical, Inc., a Delaware corporation (“SeaStar Medical”), pursuant to an Agreement and Plan of Merger, dated April 21, 2022 (the “Merger Agreement”), by and among LMAO, Merger Sub and SeaStar Medical, as described further below. Pursuant to the terms of the Merger Agreement, a business combination between LMAO and SeaStar Medical was effected through the merger of Merger Sub with and into SeaStar Medical, with SeaStar Medical surviving the merger as a wholly-owned subsidiary of LMAO (the “Business Combination”), following the approval by shareholders of LMAO at the special meeting of the stockholders of LMAO held on October 18, 2022, 2022 (the “Special Meeting”). Following the consummation of the Business Combination, LMAO was renamed “SeaStar Medical Holding Corporation” (the “Company”).

Defined Terms

Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2022 by LMAO.

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Business Combination and various other transactions and events contemplated by the Merger Agreement or related to the Business Combination, which took place on or around the Closing Date and is incorporated into this Item 1.01 by reference.

Amended and Restated Registration Rights Agreement

As previously disclosed, on April 21, 2022 and in connection with the execution of the Merger Agreement, certain stockholders of SeaStar Medical and LMAO entered into the Amended and Restated Registration Statement with LMAO (the “Amended and Restated Registration Rights Agreement”), pursuant to which the Company is required to file, not later than 30 days after the Closing, a registration statement covering the shares of Common Stock issued or issuable to such stockholders (the “Registration Rights Stockholders”). The material features of the Amended and Restated Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “Proposal 1 - The Business Combination Proposal - Certain Related Agreements - Amended and Restated Registration Rights Agreement” and that information is incorporated herein by reference. In addition, the Amended and Restated Registration Rights Agreement imposes certain lock-up restrictions on shares of Common Stock held by Registration Rights Stockholders following the consummation of the Business Combination.

On October 25, 2022, LMAO and SeaStar Medical agreed to waive the lock-up restrictions with respect to shares of Common Stock held by two Registration Rights Stockholders, Mr. David Humes and Mr. Michael Humes (“Humes Lock-up Release”). Also on October 25, 2022, LMAO and Registration Rights Stockholders entered into an Amendment No. 1 to Amended and Restated Registration Rights Agreement and Waiver of Lock-Up Period (the “Lock-Up Waiver”), pursuant to which, among other things, LMAO and certain Registration Rights Stockholders agreed to waive their right to require the Company to the release of their lock-up restrictions as a result of the Humes Lock-up Release (the “Lock-up Waiver”).

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Amended and Restated Registration Rights Agreement and the Lock-Up Waiver, which are included as Exhibit 10.1 and Exhibit 10.12, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Director Nomination Agreement

On the Closing Date, the sponsor of LMAO, LMFAO Sponsor, LLC, (the “Sponsor”) and LMAO entered into a Director Nomination Agreement, providing the Sponsor with certain director nomination rights, including the right to appoint or nominate for election to the Board, as applicable, two individuals, to serve as Class II directors of the Company, for a certain period following the Closing (the “Director Nomination Agreement”) The material features of the Director Nomination Agreement are described in the Proxy Statement/Prospectus in the section titled “ Proposal 1: The Business Combination Proposal - Certain Related Agreements - Director Nomination Agreement”, and that information is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Director Nomination Agreement, which is included as Exhibit 10.14 to this Current Report on Form 8-K and is incorporated herein by reference.

Letter Agreement

On October 28, 2022, LMAO, SeaStar Medical, and Tumim Stone Capital LLC (“Tumim”) entered into a letter agreement (the “Tumim Letter Agreement”) to amend certain terms of the Common Stock Purchase Agreement, dated August 23, 2022 (the “Purchase Agreement”), by and among Tumim, LMAO, and SeaStar Medical following the consummation of the Business Combination. Pursuant to the Tumim Letter Agreement, among other things, the parties agreed to the following amendments with respect to the Commitment Fee and Commitment Shares (each as defined in the Purchase Agreement): (a) LMAO, or the Company from and after the Closing Date, was required to pay to Tumim $1,000,000 of the Commitment Fee in cash on the Closing Date; (b) the Company is required to pay to Tumim $500,000 of the Commitment Fee in cash no later than the earliest of (i) the 30th calendar day immediately following the Effective Date of the Initial Registration Statement (each as defined in the Purchase Agreement), (ii) the 30th calendar day immediately following the Effectiveness Deadline (as defined in the Purchase Agreement) of the Initial Registration Statement, and (iii) not later than the second trading date immediately after the date on which written notice of termination is delivered by the Company or Tumim pursuant to the terms of the Purchase Agreement; and (c) the Company shall pay to Tumim the balance of the Commitment Fee, or $1,000,000, as Commitment Shares as set forth under the terms in the Purchase Agreement.

This summary is qualified in its entirety by reference to the text of the Tumim Letter Agreement and the Purchase Agreement, which are included as Exhibits 10.13, and 10.9, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Credit Agreement with LM Funding America, Inc. (“LMFA”) and Amended Promissory Note

On October 28, 2022, SeaStar Medical and LMFA entered into the First Amendment to Credit Agreement dated September 9, 2022 between LMFA and SeaStar Medical (the “First Amendment to Credit Agreement”), pursuant to which the parties amended the Credit Agreement and entered into an Amended and Restated Promissory Note (the “LMFA Note”) to (i) extend the maturity date of the loan under the Credit Agreement to October 30, 2023; (ii) permit the LMFA Note be prepaid without premium or penalty; (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of LMFA Note, provided that such repayment is not required for the first $500,000 of cash proceeds; (iv) reduce the interest rate of the LMFA Note from 15% to 7% per annum; and (iv) reduce the default interest rate from 18% to 15% . The LMFA Note contains customary representations and warranties, affirmative and negative covenants and events of default. In addition, on October 28, 2022, the parties entered into a Security Agreement (the “LMFA Security Agreement”), pursuant to which the Company and SeaStar Medical granted LMFA a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the

Company’s obligations under the amended Credit Agreement. In addition, SeaStar Medical entered into a Guaranty, dated October 28, 2022 (the “LMFA Guaranty”), pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the LMFA Note.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the First Amendment to Credit Agreement, LMFA Note, the LMFA Security Agreement, and the LMFA Guaranty, which are included as Exhibits 10.15, 10.16, 10.17, and 10.18 to this Current Report on Form 8-K and are incorporated herein by reference.

Sponsor Promissory Note

On October 28, 2022, the Company entered into a Consolidated Amended and Restated Promissory Note with Sponsor as the lender, for an aggregate principal amount of $2,785,000 (the “Sponsor Note”) to amend and restate in its entirety (i) the Promissory Note, dated July 29, 2022, for $1,035,000 in aggregate principal amount issued by LMAO to the Sponsor and (ii) the Amended and Restated Promissory Note, dated July 28, 2022, for $1,750,000 in aggregate principal amount, issued by LMAO to the Sponsor (collectively, the “Original Notes”). The Sponsor Note amended and consolidated the Original Notes to: (i) extend maturity dates of the Original Notes to October 30, 2023; (ii) permit outstanding amounts due under the Sponsor Note to be prepaid without premium or penalty; and (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of Sponsor Note, provided that such repayment is not required for the first $500,000 of cash proceeds. The Sponsor Note carries an interest rate of 7% per annum and contains customary representations and warranties and affirmative and negative covenants. The Sponsor Note is also subject to customary events of default, the occurrence of which may result in the Sponsor Promissory Note then outstanding becoming immediately due and payable, with interest being increased to 15.0% per annum. In addition, on October 28, 2022, the parties entered into a Security Agreement (the “Sponsor Security Agreement”), pursuant to which the Company and SeaStar Medical granted Sponsor a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the Sponsor Note. In addition, SeaStar Medical entered into a Guaranty, dated October 28, 2022 (the “Sponsor Guaranty”), pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the LMFA Note.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Sponsor Promissory Note, the Sponsor Security Agreement, and the Sponsor Guaranty, which are included as Exhibits 10.19, 10.20, and 10.21 to this Current Report on Form 8-K and are incorporated herein by reference.

Maxim Group LLC (“Maxim”) Promissory Note

Pursuant to an engagement letter between SeaStar Medical and Maxim dated October 28, 2022, SeaStar Medical, or the Company following the consummation of the Business Combination, was required to pay Maxim, as its financial advisor and/or placement agent, certain professional fees. Upon the closing of the Business Combination, the parties agreed that $4,182,353 of such amount would be paid in the form of a promissory note. Accordingly, on October 28, 2022, the Company entered into a promissory note with Maxim as the lender, for an aggregate principal amount of $4,182,353 (the “Maxim Note”). The Maxim Note has a maturity date of October 30, 2023 and outstanding amount may be prepaid without premium or penalty. If the Company receives any cash proceeds from a debt or equity financing transaction prior to the maturity date, then the Company is required to prepay the indebtedness equal to 25.0% of the gross amount of the cash proceeds, provided that such repayment obligation shall not apply to the first $500,000 of the cash proceeds received by the Company. Interest on the Maxim Note is due at 7.0% per annum. The Maxim Note contains customary representations and warranties, and affirmative and negative covenants. The Maxim Note is also subject to customary events of default, the occurrence of which may result in the Maxim Note then outstanding becoming immediately due and payable, with interest being increased to 15.0% per annum.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Maxim Note, which is included as Exhibit 10.22 to this Current Report on Form 8-K and is incorporated herein by reference.

Intercreditor Agreement

On October 28, 2022, Maxim, LMFA, Sponsor (collectively, the “Creditors”), SeaStar Medical and the Company entered into an Intercreditor Agreement (the “Intercreditor Agreement”) in order to set forth their relative rights under the LMFA Note, Sponsor Note and Maxim Note, including the payments of amounts by the Company upon an event of default under such notes. Pursuant to the Intercreditor Agreement, each Creditor agrees and acknowledges that LMFA and Sponsor have been granted liens on the collateral as set forth in the applicable LMFA Security Agreement and Sponsor Security Agreement. Each Creditor also agrees and acknowledges that Maxim’s indebtedness under the Maxim Promissory Note is unsecured.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Intercreditor Agreement, which is included as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Item 1.01 - Entry into a Material Definitive Agreement - Merger Agreement” above is incorporated into this Item 2.01 by reference. Pursuant to the Merger Agreement, on October 28, 2022, the Business Combination was completed, which consisted of the following:

The aggregate consideration payable to the stockholders of SeaStar Medical at the closing of the Business Combination (the “Closing”) was $85,408,328, which consisted of an aggregate equity value of SeaStar Medical of $85,000,000, minus deductions for indebtedness of SeaStar Medical and SeaStar Medical transaction expenses in excess of $800,000, plus the aggregate exercise price of (1) SeaStar Medical warrants issued and outstanding immediately prior to the Closing and (2) SeaStar Medical options issued and outstanding immediately prior to the Closing, less the value of the shares of Common Stock underlying the Assumed Equity (as defined below) (the “Closing Merger Consideration”). The Closing Merger Consideration was payable solely in shares of LMAO common stock, par value $0.0001 per share (“Common Stock”), valued at $10.00 per share, resulting in the issuance of 7,837,628 shares of common stock, par value $0.0001 per share, of Common Stock to holders of stock of SeaStar Medical immediately prior to the Closing. At the Closing, shares of class B common stock, par value $0.001 per share, of LMAO (“Class B Common Stock”) automatically converted into shares of class A common stock, par value $0.001 per share, of LMAO (“Class A Common Stock”) on a one-to-one basis, and pursuant to the charter of LMAO after the Business Combination, Class A Common Stock and Class B Common Stock was reclassified as Common Stock.

As of October 26, 2022, holders of an aggregate of 8,878,960 shares of Common Stock exercised their right to redeem their Shares, after giving effect to any redemption reversals requested by stockholders to reverse their election to have their shares redeemed.

On October 17 and October 25, 2022, LMF and SeaStar Medical entered into certain prepaid forward agreements with two institutional investors, and the material terms of such agreements are described in more detail in the Forms 8-K filed on October 17, 2022 and October 27, 2022.

Immediately prior to the Closing, each of SeaStar Medical’s issued and outstanding convertible notes automatically converted into shares of SeaStar Medical common stock (the “Note Conversion”). Immediately prior to the effectiveness of the Business Combination, each share of SeaStar Medical’s issued and outstanding preferred stock automatically converted into shares of SeaStar Medical common stock (the “Preferred Conversion”). At Closing, the (i) SeaStar Medical warrants that would not be exercised or exchanged in connection with the Business Combination were assumed by LMAO and converted into warrants to purchase Common Stock, (ii) outstanding options for shares of SeaStar Medical common stock under SeaStar Medical’s equity plan were assumed by LMAO and converted into options to purchase Common Stock, and (iii) issued and outstanding restricted stock unit awards under SeaStar Medical’s current equity plan were assumed by LMAO and converted into LMAO restricted stock units.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as LMAO was immediately before the Business Combination, the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to LMAO, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination described herein, and the financial condition, results of operations, earnings outlook and prospects of Company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of the Company and its management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding or raise capital for its operations and future growth;

•	any delays or challenges in obtaining FDA approval of the Company’s SCD product candidates;

•	economic downturns and the possibility of rapid change in the highly competitive industry in which the Company operates;

•	the ability to develop and commercialize its products or services following regulatory approval of the Company’s product candidates;

•	the failure of third-party suppliers and manufacturers to fully and timely meet their obligations;

•	product liability or regulatory lawsuits or proceedings relating to the Company’s products and services;

•	inability to secure or protect its intellectual property;

•	dispute or deterioration of relationship with the Company’s major partners and collaborators;

•	the outcome of any legal proceedings that may be instituted against the Company following completion of the Business Combination and transactions contemplated thereby;

•	the ability to maintain the listing of its Common Stock on Nasdaq;

•	the risk that the Business Combination disrupts current plans and operations;

•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the Company to grow and manage growth profitably;

•	costs related to the Business Combination; and

•	other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those set forth under the section entitled “Risk Factors.”

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The Company’s business operations after the Business Combination are described in the Proxy Statement/Prospectus under the heading “SeaStar Medical’s Business,” which is incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus under the headings “Risk Factors - Risks Related to SeaStar Medical’s Financial Condition, Risks Related to SeaStar Medical’s Business Operations, Risks Related to SeaStar Medical’s Intellectual Property, and Risks Related to Being a Public Company,” which are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of SeaStar Medical. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Selected Historical Financial Data of LMAO” and “Selected Historical Financial Data of SeaStar Medical,” “Unaudited Pro Forma Condensed Combined Financial Information,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SeaStar Medical,” which are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SeaStar Medical” in the Proxy Statement/Prospectus is incorporated herein by reference.

PROPERTIES

The facilities of SeaStar Medical are described in the Proxy Statement/Prospectus in the section titled “SeaStar Medical’s Business—Facilities,” which is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Common Stock immediately following the consummation of the Business Combination on October 28, 2022 by:

•	each person who is known by the Company to be the beneficial owner of more than five percent of its issued and outstanding ordinary shares;

•	each of the Company’s Named Executive Officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with Commission rules and includes voting or investment power with respect to securities and generally includes shares issuable pursuant to options and warrants that are currently exercisable or exercisable within 60 days. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Common stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

Subject to the paragraph above, the percentage ownership of issued shares is based on 12,699,668 shares of the Company’s Common Stock issued and outstanding as of October 28, 2022.

Unless otherwise noted, the business address of each of the following entities or individuals is 3513 Brighton Blvd., Suite 410, Denver, CO 80216.

Name and Address of Beneficial Owner	Shares of Common Stock		% of Total Voting Power(2)
Eric Schlorff(1)	76,348		*	%
Rick Barnett(2)	11,731		*	%
Allan Collins, MD(3)	11,731		*	%
Kenneth Van Heel(4)	7,139		*	%
Andres Lobo	—		*	%
Bruce Rodgers(5)	—		*	%
Richard Russell(5)	—		*	%
Caryl Baron(6)	12,627		*	%
Kevin Chung, MD	—		*	%

(All Executive Officers and Directors as a Group (9 persons)):	119,576		*	%

Greater than Five Percent Holders:
Dow Employees’ Pension Plan Trust(7)	4,751,567		36.5%
Union Carbide Employees’ Pension Plan Trust(8)	3,167,706		24.6%
LMFAO Sponsor, LLC(5)	8,325,000	(9)	45.1	(9)%

*	Less than 1%.
(1)

Includes 4,249 shares of Common Stock issuable upon exercise of stock options within 60 days of October 28, 2022 and excludes 198,530 RSUs granted on April 4, 2022 that will not start to vest until the first anniversary of the grant date. All options and RSUs were exchanged at a ratio of 1.20318.

(2)

Includes 1,021 shares of Common Stock issuable upon exercise of stock options within 60 days of October 28, 2022 and excludes 8,422 RSUs granted on April 4, 2022, that will not start to vest until the first anniversary of the grant date. All options and RSUs were exchanged at a ratio of 1.20318.

(3)

Includes 1,021 shares of Common Stock issuable upon exercise of stock options within 60 days of October 28, 2022 and excludes 8,422 RSUs granted on April 4, 2022, that will not start to vest until the first anniversary of the grant date. All options and RSUs were exchanged at a ratio of 1.20318.

(4)

Includes 1,019 shares of Common Stock issuable upon exercise of stock options within 60 days of October 28, 2022 and excludes 8,422 RSUs granted on April 4, 2022, that will not start to vest until the first anniversary of the grant date. All options and RSUs were exchanged at a ratio of 1.20318.

(5)

LMFAO Sponsor, LLC, is the record holder of the shares and warrants reported herein. The sole manager of the Sponsor is LM Funding America, Inc., a Delaware corporation (“LMFA”), of which Bruce Rodgers is the Chief Executive Officer, President, and Chairman of the Board of Directors and Richard Russell is the Chief Financial Officer, Treasurer, and Secretary. Although Mr. Rodgers and Mr. Russell have membership interests in the Sponsor, the board of directors of LMFA has sole voting and investment discretion with respect to the shares held of record by the Sponsor, and as such, neither Mr. Rodgers nor Mr. Russell is deemed to have beneficial ownership of any securities held directly by the Sponsor.

(6)

Includes 1,019 shares of Common Stock issuable upon exercise of stock options within 60 days of October 28, 2022 and excludes 42,112 RSUs granted on April 4, 2022 that will not start to vest until the first anniversary of the grant date. All options and RSUs were exchanged at a ratio of 1.20318.

(7)

Consists of (i) 4,449,841 shares of Common Stock and (ii) 301,726 shares of Common Stock subject to warrants exercisable within 60 days of October 28, 2022. The business address of the Dow Employees’ Pension Plan Trust is Sylvia Stoesser Center, 2211 H.H. Dow Way, Midland, MI 48674.

(8)

Consists of (i) 2,966,555 shares of Common Stock and (ii) 201,151 shares of Common Stock subject to warrants exercisable within 60 days of October 28, 2022. The business address of the Union Carbide Employees’ Pension Plan Trust is Sylvia Stoesser Center, 2211 H.H. Dow Way, Midland, MI 48674.

(9)	Consists of (i) 2,587,500 shares of Common Stock and (ii) 5,738,000 shares of Common Stock subject to warrants exercisable within 60 days of October 28, 2022.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Proxy Statement/Prospectus under the heading “Directors and Executive Officers of the Combined Company after the Business Combination” is incorporated herein by reference.

Effective as of the Closing Date, Ms. Caryl Baron was appointed by the Board of Directors of the Company as the interim Chief Financial Officer of the Company. Ms. Baron’s biography and compensation remains unchanged from the information set forth in the Proxy Statement/Prospectus.

EXECUTIVE COMPENSATION

The disclosure contained in the Proxy Statement/Prospectus under the heading “Executive Compensation of SeaStar Medical” is incorporated herein by reference.

At the Special Meeting, the stockholders of LMAO adopted and approved the LMF Acquisition Opportunities, Inc. 2022 Omnibus Incentive Plan (the “2022 Equity Incentive Plan”), which became effective upon the Closing. The Company reserved for issuance 1,270,000 shares of its common stock pursuant to the 2022 Equity Incentive Plan. The material features of the 2022 Equity Incentive Plan are described in the Proxy Statement/Prospectus under the headings “Proposal 4 - The Stock Plan Proposal,” which is incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the 2022 Equity Incentive Plan, which is included as Exhibit 10.24 to this Current Report on Form 8-K and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of SeaStar Medical are described in the Proxy Statement/Prospectus under the heading “Certain Relationships and Related Party Transactions - SeaStar Medical Related Party Transactions” and “Certain Relationships and Related Party Transactions - Combined Company Related Person Transaction Policy,” which are incorporated herein by reference. The certain relationships and related party transactions of LMAO are described in the Proxy Statement/Prospectus under the heading “Certain Relationships and Related Party Transactions - LMAO Related Party Transactions,” which is incorporated herein by reference.

The information set forth in the section titled “Amended and Restated Registration Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “SeaStar Medical’s Business - Legal Proceedings”.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S

COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s shares of Common Stock began trading on the Nasdaq Capital Market under the symbol “ICU” and its warrants began trading on the Nasdaq Capital Market under the symbol “ICUCW” on October 31, 2022. The Company has not paid any cash dividends on its shares of common stock to date. It is the present intention of the Company’s board of directors (the “Board”) to retain future earnings for the development, operation and expansion of its business and the Board does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Board and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition. Prior to October 31, 2022, shares of Class A common stock, warrants and the related units of LMAO traded on the Nasdaq Capital Market under the symbols “LMAO”, “LMAOW” and “LMAOU”, respectively.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of shares of Common Stock in connection with the Business Combination and the PIPE Financing, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

A description of the Company’s Common Stock, preferred stock and Warrants, is included in the Proxy Statement/Prospectus under the headings “Description of LMAO’s Securities” and “Proposal 2 — The Charter Approval Proposal” is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Information about the indemnification of the Company’s directors and executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Directors and Executive Officers of the Combined Company after the Business Combination,” beginning on page 251 and that information is incorporated herein by reference.

The information set forth in the section titled “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is also incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

PIPE Financing

As previously announced, on August 23, 2022, following the execution of the Merger Agreement, LMAO entered into Subscription Agreements with three institutional investors (the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for an aggregate of 700,000 shares of LMAO Class A common stock at $10.00 per share, and warrants for aggregate gross proceeds of $7.0 million (the “PIPE Financing”). The PIPE Financing was consummated substantially concurrently with the Closing of the Business Combination.

The shares of LMAO Class A common stock issued to the PIPE Investors were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The issuance of Class A Common Stock upon the automatic conversion of the Class B Common Stock and the issuance of Common Stock upon the automatic conversion of the Class A Common Stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

This summary is qualified in its entirety by reference to the text of the Subscription Agreements, a form of which is included as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The shareholders of LMAO approved the Amended and Restated Certificate of Incorporation (as defined below) at the Special Meeting. In connection with the Closing, the Company adopted a Third Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws (defined below) effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal 2: the Charter Approval Proposal” and “Comparison of Stockholder Rights,” which is incorporated herein by reference.

The full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are included as Exhibits 3.1 and 3.2 hereto, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal 1 - The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the “Introductory Note” and the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 12,699,668 shares of Common Stock outstanding. As of such time, our executive officers and directors and affiliates held or controlled less than 1% of our outstanding shares of Common Stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Proxy Statement/Prospectus under the heading “Directors and Executive Officers of the Combined Company after the Business Combination,” is incorporated by reference herein.

Effective as of the Closing Date, Ms. Caryl Baron was appointed by the Board of Directors of the Company as the interim Chief Financial Officer of the Company. Ms. Baron’s biography and compensation remains unchanged from the information set forth in the Proxy Statement/Prospectus. Ms. Baron will serve as the Company’s Chief Financial Officer on an interim basis pending an executive search being conducted by the Company. There are no family relationships between Ms. Baron and any director or executive officer of the Company, and the Company has not entered into any transactions with Ms. Baron that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Baron and any other persons pursuant to which she was selected as the Company’s interim Chief Financial Officer.

Effective October 28, 2022, in connection with the Business Combination, the Company adopted the 2022 Equity Incentive Plan, the material features of which are described in the Proxy Statement/Prospectus under the heading “Proposal 4 - The Stock Plan Proposal” and such description is incorporated herein by reference.

The information contained in Item 1.01 and Item 2.01 to this Current Report on Form 8-K is also incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 28, 2022, the Board adopted a new Code of Ethics that applies to all of the Company’s employees, officers and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Company’s Code of Business Conduct and Ethics is available on the Company’s website at https://seastarmedical.com/ under “Governance.” In addition, a copy of the Code of Ethics will be provided without charge upon request to the Company in writing at 3513 Brighton Blvd, Ste 410, Denver, CO 80216., Attention: Secretary.

Any waivers under the Code of Ethics will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which the Company’s securities are then listed).

Item 5.06.	Change in Shell Company Status.

As a result of the consummation of the Business Combination, which fulfilled the “initial Business Combination” requirement of LAMO’s Certificate of Incorporation, as amended and restated, each of LMAO and the Company ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus under the heading “Shareholder Proposal No. 1 - The Business Combination Proposal” and “Shareholder Proposal No. 2 - The Charter Approval Proposal,” which is incorporated herein by reference.

Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 28, 2022, SeaStar Medical and LMAO issued a joint press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

The Company’s Common Stock and Public Warrants are listed for trading on the Nasdaq Capital Market under the symbols “ICU” and “ICUCW,” respectively.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

SeaStar Medical’s audited consolidated balance sheets as of December 31, 2021 and 2020, the related consolidated statements of operations, members’ equity, and cash flows for each of the two years in the period ended December 31, 2021, and the related notes are incorporated by reference to such financial statements appearing on pages F-52 to F-57 of the Proxy Statement/Prospectus.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of LMAO and SeaStar Medical as of and for the three months ended June 30, 2022 and for the year ended December 31, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d)    Exhibits

Exhibit Number	Description of Exhibit

2.1†	Agreement and Plan of Merger, dated as of April 21, 2022, by and among LMF Acquisition Opportunities, Inc. (“LMAO”), LMF Merger Sub, Inc. and SeaStar Medical, Inc. (included as Annex A to the proxy statement/prospectus (previously filed as Exhibit 2.1 to Form 8-K filed by LMAO with the SEC on April 26, 2022))

3.1*	Third Amended and Restated Certificate of Incorporation of SeaStar Medical Holding Corporation, filed with the Secretary of State of Delaware on October 28, 2022.

3.2*	Amended and Restated Bylaws of SeaStar Medical Holding Corporation

4.1*	Specimen Common Stock Certificate

4.2	Specimen Warrant Certificate (included in Exhibit 4.3).

4.3	Warrant Agreement, dated January 25, 2021, between LMAO and Continental Stock Transfer & Trust Company (previously filed as Exhibit 4.1 to Form 8-K filed by LMAO with the SEC on January 28, 2021)

10.1	Amended and Restated Registration Rights Agreement, dated as of April 21, 2022, by and among LMAO, SeaStar Medical, Inc., and certain stockholders of SeaStar Medical, Inc. (previously filed as Exhibit 10.1 to Form 8-K filed by LMAO with the SEC on April 26, 2022)

10.2	Investment Management Trust Agreement, dated January 25, 2021, between LMAO and Continental Stock Transfer & Trust Company, as trustee (previously filed as Exhibit 10.2 to Form 8-K filed by LMAO with the SEC on January 28, 2021)

10.3	Registration Rights Agreement, dated as of January 25, 2021, by and among LMF Acquisition Opportunities, Inc., SeaStar Medical, Inc. and certain stockholders of SeaStar Medical, Inc. (previously filed as Exhibit 10.3 to Form 8-K filed by LMAO with the SEC on January 28, 2021)

10.4	LMF Acquisition Opportunities, Inc. 2022 Omnibus Incentive Plan (included as Annex D to the proxy statement/prospectus)

10.5	LMF Acquisition Opportunities, Inc. 2022 Employee Stock Purchase Plan (included as Annex E to the proxy statement/prospectus)

10.6	Promissory Note, dated effective as of March 1, 2022, between LMFAO Sponsor LLC and LMAO (previously filed as Exhibit 10.1 to Form 10-Q filed by LMAO to the SEC on May 19, 2022)

10.7	Amended and Restated Promissory Note, dated July 28, 2022, issued by LMAO to LMFAO Sponsor, LLC (previously filed as Exhibit 10.1 to Form 8-K filed by LMAO with the SEC on August 1, 2022)

10.8	Form of Subscription Agreement, dated August 23, 2022, between LMAO, SeaStar Medical, Inc. and certain investors (previously filed as Exhibit 10.29 to Form S-4/A filed by LMAO with the SEC on August 24, 2022)

10.9	Common Stock Purchase Agreement by and among Tumim Stone Capital LLC, LMAO, and SeaStar Medical, Inc., dated August 23, 2022 (previously filed as Exhibit 10.30 to Form S-4/A filed by LMAO with the SEC on August 24, 2022)

10.10	Registration Rights Agreement by and among Tumim Stone Capital LLC, LMAO and SeaStar Medical, Inc., dated August 23, 2022 (previously filed as Exhibit 10.31 to Form S-4/A filed by LMAO with the SEC on August 24, 2022)

10.11	Credit Agreement, between SeaStar Medical, Inc. and LM Funding America, Inc., dated September 9, 2022 (previously filed as Exhibit 10.34 to Form S-4/A filed by LMAO with the SEC on September 13, 2022)

10.12*	Amendment No. 1 to Amended and Restated Registration Rights Agreement and Waiver of Lock-up Period, dated October 25, 2022, by and among LMAO and the investors listed on the signature pages thereto

10.13*	Letter Agreement, dated October 28, 2022, by and among LMAO, SeaStar Medical, Inc., and Tumim Stone Capital LLC

10.14*	Director Nomination Agreement, dated as of October 28, 2022, by and among LMFAO Sponsor LLC and LMAO

10.15*	First Amendment to Credit Agreement, dated October 28, 2022, by and between SeaStar Medical, Inc. and LM Funding America, Inc.

10.16*	Amended and Restated Promissory Note, dated October 28, 2022, issued by SeaStar Medical, Inc. to LM Funding America, Inc.

10.17*	Security Agreement, dated October 28, 2022, issued by SeaStar Medical, Inc. and SeaStar Medical Holding Corporation to LM Funding America, Inc.

10.18*	Guaranty, dated October 28, 2022, issued by SeaStar Medical Holding Corporation to LM Funding America, Inc.

10.19*	Consolidated Amended and Restated Promissory Note, dated October 28, 2022, issued by SeaStar Medical Holding Corporation to LMFAO Sponsor, LLC

10.20*	Security Agreement, dated October 28, 2022, issued by SeaStar Medical, Inc. and SeaStar Medical Holding Corporation to LMFAO Sponsor, LLC

10.21*	Guaranty, dated October 28, 2022, issued by SeaStar Medical, Inc. to LMFAO Sponsor, LLC

10.22*	Promissory Note, dated October 28, 2022, issued by SeaStar Medical Holding Corporation to Maxim Group LLC

10.23*	Intercreditor Agreement, dated October 28, 2022, by and among Maxim Group LLC, LM Funding America, Inc., LMFAO Sponsor, LLC, SeaStar Medical, Inc. and SeaStar Medical Holding Corporation

10.24	Confirmation for Prepaid Forward Transaction, dated October 26, 2022, by and among LMF Acquisition Opportunities, Inc., SeaStar Medical, Inc. and HB Strategies LLC. (previously filed as Exhibit 10.1 to Form 8-K filed by LMAO with the SEC on October 27, 2022)

10.25	Confirmation for Prepaid Forward Transaction, dated October 17, 2022, by and among LMF Acquisition Opportunities, Inc., SeaStar Medical, Inc. and Vellar Opportunity Fund SPV LLC - Series 4 (previously filed as Exhibit 10.1 to Form 8-K filed by LMAO with the SEC on October 17, 2022)

21.1*	Subsidiaries of the Registrant

99.1*	Press Release, dated October 28, 2022

99.2*	Unaudited pro forma financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASTAR MEDICAL HOLDING CORPORATION

November 3, 2022	By:	/s/ Eric Schlorff
	Name:	Eric Schlorff
	Title:	Chief Executive Officer